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                            OHIO NATIONAL FUND, INC.
     SUPPLEMENT DATED AUGUST 29, 2002, TO THE PROSPECTUS DATED MAY 1, 2002

CORE GROWTH PORTFOLIO

     At their meeting on August 28, 2002, the Board of Directors voted to terminate the subadvisory agreement with Pilgrim Baxter & Associates. According to the terms of the agreement, termination will take effect as of the close of business on October 31, 2002, or an earlier date if mutually agreed upon by the parties.

     The Board of Directors also approved a new subadvisory agreement with UBS Global Asset Management (US), Inc. to take effect following termination of the agreement with Pilgrim Baxter & Associates, Inc. When the new agreement takes effect, the name of the Core Growth portfolio will be changed to the "Small Cap Growth" portfolio. At that same time the investment policy of the portfolio will be amended to delete references to investments in large and medium sized companies.